UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

February 4, 2021

Date of Report (Date of earliest event reported)

MAGNITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor

Los Angeles, CA 90094

(Address of principal executive offices, including zip code)

(310) 207-0272

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2021, Magnite, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with RTL US Holding, Inc., a Delaware corporation (the “Seller”), and, solely for purposes of Article 6 thereof, RTL Group S.A., a Société Anonyme. Subject to the terms and conditions of the Purchase Agreement, the Company has agreed to purchase all of the issued and outstanding shares of capital stock of SpotX, Inc., a Delaware corporation and wholly owned subsidiary of the Seller (“SpotX”), for a purchase price equal to $560 million in cash (the “Cash Consideration”) plus 14 million shares (the “Stock Consideration”) of the Company’s common stock, par value $0.00001 per share (the “Company Common Stock”). The Cash Consideration is subject to customary working capital and other adjustments.

The Purchase Agreement includes customary representations, warranties and covenants of the parties, including covenants with respect to actions taken prior to the closing and cooperation with respect to seeking regulatory approvals. The Seller has agreed to abide by certain standstill covenants with respect to the Company and its securities for a period of three years following the closing of the transaction. Completion of the transaction is subject to customary closing conditions, including the absence of certain legal impediments and the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Company intends to finance the Cash Consideration in part from cash on its balance sheet and in part through borrowings under certain proposed new credit facilities. In connection with entering into the Purchase Agreement, the Company entered into a commitment letter (the “Commitment Letter”), dated as of February 4, 2021, with Goldman Sachs Bank USA (the “Commitment Party”), pursuant to which, subject to the terms and conditions set forth therein, the Commitment Party has committed to provide a senior secured term loan facility in an aggregate principal amount of up to $560 million (the “Term Loan Facility”). The funding of the Term Loan Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including the execution and delivery of definitive documentation with respect to credit facilities in accordance with the terms set forth in the Commitment Letter and the consummation of the SpotX acquisition in accordance with the Purchase Agreement. In addition, if the Company consummates a convertible notes offering prior to the closing of the transaction, then at the Seller’s election, the Cash Consideration will be increased by an amount equal to up to 20% of the gross cash proceeds of such offering (the “Cash Consideration Increase”), and the Stock Consideration will be decreased by a number of shares of Company Common Stock equal to the amount of the Cash Consideration Increase divided by the closing price per share of Company Common Stock on the trading day immediately prior to the date of the pricing of the applicable offering.

The board of directors of the Company has approved the transactions contemplated by the Purchase Agreement. The transactions are not subject to approval by the stockholders of the Company.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

Cautionary Statements

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing such matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on these representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the contracting parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the contracting parties. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 2.02.	Results of Operations and Financial Condition.

On February 4, 2021, the Company issued a press release announcing the execution of the Purchase Agreement as well as, among other things, certain estimates of the Company’s financial results for its fiscal quarter and year ended December 31, 2020. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On February 4, 2021, the Company issued a press release announcing the execution of the Purchase Agreement as well as, among other things, certain estimates of the Company’s financial results for its fiscal quarter and year ended December 31, 2020. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K may include forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the proposed acquisition of SpotX and/or the anticipated benefits thereof; completion of the proposed acquisition of SpotX on anticipated terms and timing; potential impacts of the COVID-19 pandemic on our business operations, financial condition, and results of operations and on the world economy; our anticipated financial results; strategic objectives, including our focus on connected television (“CTV”), mobile, video, header bidding, Demand Manager, identity solutions and private marketplace opportunities; investments in our business; development of our technology; the elimination of third-party cookies and the shift to a publisher focused identity regime; industry growth rates for ad-supported CTV and the shift in video consumption from linear TV to CTV; introduction of new offerings; the impact of our traffic shaping technology on our business; scope and duration of client relationships; the fees we may charge in the future; business mix and expansion of our CTV, mobile, video and private marketplace offerings; sales growth; client utilization of our offerings; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures including ad requests, fill rate, paid impressions, average CPM, take rate, and advertising spend; benefits from supply path optimization; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: the possibility that the closing conditions to the proposed acquisition of SpotX may not be satisfied or waived, including that a governmental entity may not grant a required regulatory approval; delay in closing the proposed acquisition of SpotX or the possibility of non-consummation of the transaction; risks inherent in the achievement of anticipated synergies and the timing thereof; the finalization of our results and SpotX’s results for the fourth quarter and full year 2020 and the audit of their respective 2020 financial statements; our ability to successfully integrate the SpotX business, and realize the anticipated benefits of the acquisition; the severity, magnitude, and duration of the COVID-19 pandemic, including impacts of the pandemic and of responses to the pandemic by governments, business and individuals on our operations, personnel, buyers, sellers, and on the global economy and the advertising marketplace; our ability to grow and to manage our growth effectively; our ability to develop innovative new technologies and remain a market leader; our ability to attract and retain buyers and sellers of digital advertising inventory, or publishers, and increase our business with them; our vulnerability to loss of, or reduction in spending by, buyers; our reliance on large sources of advertising demand, including demand side platforms (“DSPs”) that may have or develop high-risk credit profiles or fail to pay invoices when due, including as a result of general liquidity constraints experienced by buyers from the COVID-19 pandemic, which has caused certain buyers to delay payments or seek revised payment terms; our ability to maintain and grow a supply of advertising inventory from sellers and to fill the increased inventory; the effect on the advertising market and our business from difficult economic conditions or uncertainty; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; the ability of buyers and sellers to establish direct relationships and integrations; our ability to cause buyers and sellers to use our solution to purchase and sell higher value advertising and to expand the use of our solution by buyers and sellers utilizing evolving digital media platforms, including CTV; our reliance on large aggregators of advertising inventory, and the concentration of CTV among a small number of large publishers that enjoy significant negotiating leverage; our ability to introduce new offerings and bring them to market in a timely manner, and otherwise adapt in response to client demands and industry trends, including shifts in linear TV to CTV, digital advertising growth from desktop to mobile channels and other platforms and from display to video formats and the introduction and market acceptance of Demand Manager; uncertainty of our estimates and expectations associated with new offerings, the possibility of lower take rates and the need to grow through increasing the volume and/or value of transactions on our platform and increasing our fill rate; our vulnerability to the depletion of our cash resources as a result of the adverse impacts of the COVID-19 pandemic, or as we incur additional investments in technology required to support the increased volume of transactions on our exchange and to develop new offerings; our ability to support our growth objectives in light of reduced resources resulting from the cost reduction initiatives that we implemented; our ability to raise additional capital if needed; our limited operating history and history of losses; our ability to continue to expand into new geographic markets and grow our market share in existing markets; our ability to adapt effectively to shifts in digital advertising; increased prevalence of ad-blocking or cookie-blocking technologies and the slow adoption of common identifiers; the development and use of proprietary identity solutions as a replacement for third party cookies and other identifiers currently used in our platform; the slowing growth rate of desktop display advertising; the growing percentage of online and mobile advertising spending captured by owned and operated sites (such as Facebook, Google and Amazon); the adoption of programmatic advertising by CTV publishers; the effects, including loss of market share, of increased competition in our market and increasing concentration of advertising spending in a small number of very large competitors; the effects of consolidation in the ad tech industry; acts of competitors and other third parties that can adversely affect our business; our ability to differentiate our offerings and compete effectively to combat commodification and disintermediation; the effects of buyer transparency initiatives we may undertake; requests for discounts, fee concessions or revisions, rebates, refunds, favorable payment terms; our ability to ensure a high level of brand safety for our clients and to detect “bot” traffic and other fraudulent or malicious activity; the effects of seasonal trends on our results of operations; costs associated with defending intellectual property infringement and other claims; our ability to attract and retain qualified employees and key personnel; political uncertainty and the ability of the company to attract political advertising spend; our ability to identify future acquisitions of or investments in complementary companies or technologies and our ability to consummate the acquisitions and integrate such companies or technologies; and our ability to comply with, and the effect on our business of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.

We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q for 2020. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this Current Report on Form 8-K and the documents that we reference in this Current Report on Form 8-K and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of February 4, 2021, by and among Magnite, Inc., RTL US Holding, Inc. and RTL Group S.A. (solely with respect to Article 6) relating to the purchase and sale of 100% of the Common Stock of SpotX, Inc.

99.1	Press Release, dated February 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date: February 5, 2021	By:	/s/ Aaron Saltz
Aaron Saltz
General Counsel and Corporate Secretary